WESTCORE TRUST

Supplement dated March 11, 2011 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2010.

This supplement is to be used with the prospectus dated April 30, 2010. This supplement together with the supplement dated February 8, 2011 and the prospectus constitutes a current prospectus.

The following information regarding the Westcore Small-Cap Value Fund is added to the section titled How to Invest and Obtain Information in the Important notes on purchasing shares section on page 56.

Effective as of the close of business on March 31, 2011, the Westcore Small-Cap Value Fund will close to new investors, except as described below. Shareholders of record of the Westcore Small-Cap Value Fund on March 31, 2011 may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

New accounts may continue to be established under the following circumstances:

  A financial advisor and/or financial intermediary whose clients have established accounts in the Westcore Small-Cap Value Fund as of March 31, 2011 may continue to open new accounts in the Westcore Small-Cap Value Fund for any of its existing or new clients.

  Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, may continue to open new accounts in the Small-Cap Value Fund. In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Westcore Small-Cap Value Fund.

The Board of Trustees reserves the right to re-open the Westcore Small-Cap Value Fund to new investors at any time or to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The Trust also reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed in this supplement that the Trustees determine does not benefit the Fund and its shareholders.

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